UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 22, 2005

Willis Lease Finance Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-28774	68-0070656
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2320 Marinship Way, Suite 300
Sausalito, California 94965
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 275-5100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information and exhibit are furnished pursuant to Item 7.01, “Regulation FD Disclosure”. This information shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

On November 21, 2005, the Company issued a Press Release announcing the Company is not yet ready to file its Form 10-Q for the quarter ended September 30, 2005.  Consequently, the company’s Nasdaq ticker symbol will be changed to WLFCE beginning November 22, 2005, until the Form 10-Q for the quarter ended September 30, 2005 is filed.  As previously announced, the Company will restate its financial statements for 2004 and the first and second quarters of 2005.  Until the restatements are completed, the Company will not be in a position to finalize its financial statements for the third quarter of 2005.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements & Exhibits

The Company hereby furnishes the following exhibit pursuant to Item 7.01, “Regulation FD Disclosure”.

Exhibit No.	Description

99.1	Press Release issued November 21, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of November 22, 2005.

WILLIS LEASE FINANCE CORPORATION

By:	/s/ Monica J. Burke
Monica J. Burke
Executive Vice President and
Chief Financial Officer